UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2016 (September 13, 2016)

Bob Evans Farms, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
8111 Smith’s Mill Road, New Albany, Ohio 43054
(Address of principal executive offices Zip Code)
(614) 491-2225
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and formal fiscal year, if changed since last report)
_______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

On September 13, 2016, Bob Evans Farms, Inc. (the "Company") issued an investor presentation titled “Bob Evans Farms, Investor Presentation (revised 9.13.16)” (“Investor Presentation”). The Company’s Investor Presentation is available on its website at http://investors.bobevans.com/events.cfm under “Investors Relations - “Events & Presentations” and is also furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company's reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (“SEC”), and other publicly available information, should also be consulted for other important information about the Company.

The information included in the Investor Presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP measures in its analysis of the Company's performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses as well as its segments. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The reconciliation of the non-GAAP information to GAAP is included in the Investor Presentation furnished as Exhibit 99.1.

Some of the matters discussed in this Current Report on Form 8-K, including Exhibit 99.1, constitute forward-looking statements within the meaning of the "safe-harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the Company and/or its management. The Company's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors and other materials set forth in the Company's filings with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired - Not Applicable
(b) Pro Forma Financial Information - Not applicable
(c) Shell Company Transactions - Not Applicable
(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

99.1	Bob Evans Farms, Inc. Investor Presentation (revised 9/13/16)	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOB EVANS FARMS, INC.

Date: September 13, 2016	By:	/s/ Kevin C. O'Neil
Kevin C. O'Neil, Vice President, Associate General Counsel and Assistant Corporate Secretary